UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 13, 2023

Comcast Corporation
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

001-32871			27-0000798
(Commission File Number)			(IRS Employer Identification No.)

One Comcast Center
Philadelphia,	PA		19103-2838
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (215) 286-1700
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.01 par value	CMCSA	The Nasdaq Stock Market LLC
0.000% Notes due 2026	CMCS26	The Nasdaq Stock Market LLC
0.250% Notes due 2027	CMCS27	The Nasdaq Stock Market LLC
1.500% Notes due 2029	CMCS29	The Nasdaq Stock Market LLC
0.250% Notes due 2029	CMCS29A	The Nasdaq Stock Market LLC
0.750% Notes due 2032	CMCS32	The Nasdaq Stock Market LLC
1.875% Notes due 2036	CMCS36	The Nasdaq Stock Market LLC
1.250% Notes due 2040	CMCS40	The Nasdaq Stock Market LLC
5.50% Notes due 2029	CCGBP29	New York Stock Exchange
2.0% Exchangeable Subordinated Debentures due 2029	CCZ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

Beginning in the first quarter of 2023, Comcast Corporation will change its presentation of segment operating results around its two primary businesses, Connectivity & Platforms and Content & Experiences. A summary of the reportable business segments under the new reporting structure follows:

Connectivity & Platforms: Contains our broadband and wireless connectivity businesses operated under the Xfinity and Comcast brands in the United States and under the Sky brand in Europe (the “Connectivity & Platforms markets”). Also includes our video services businesses and the operations of our Sky-branded entertainment television channels in the Connectivity & Platform markets. Connectivity & Platforms will be reported in two reportable business segments:

•Residential Connectivity & Platforms: includes residential broadband and wireless connectivity services, residential and business video services, advertising sales and the Sky channels.

•Business Services Connectivity: includes connectivity services for small business locations, which include broadband, voice and wireless services, as well as our solutions for medium-sized customers and larger enterprises.

Content & Experiences: Contains our media and entertainment businesses that develop, produce and distribute entertainment, news and information, sports, and other content for global audiences and own and operate theme parks in the United States and Asia. Content & Experiences will be reported in three reportable business segments:

•Media: includes primarily NBCUniversal’s television and streaming platforms, including national and regional cable networks; the NBC and Telemundo broadcast networks; NBC and Telemundo owned local broadcast television stations; and Peacock, our direct-to-consumer streaming service. Also includes international networks, including most Sky Sports channels, and other digital properties.

•Studios: includes primarily our NBCUniversal and Sky film and television studio production and distribution operations.

•Theme Parks: includes primarily the operations of our Universal theme parks.

Exhibit 99.1 contains unaudited segment financial information for 2021 and 2022 under the new reporting structure and a summary of the segment reporting changes, including: (1) the presentation of Cable Communications results in the Residential Connectivity & Platforms and Business Services Connectivity segments and (2) the presentation of Sky’s results across the Connectivity & Platforms and Content & Entertainment segments, and Corporate & Other.

Comcast Corporation does not intend for this Item 7.01 or Exhibit 99.1 to be treated as “filed” under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 9.01. Exhibits

Exhibit Number	Description

99.1	Unaudited segment financial information for 2021 and 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date:	March 13, 2023	By:	/s/ Daniel C. Murdock
Daniel C. Murdock
Executive Vice President, Chief Accounting Officer and Controller
(Principal Accounting Officer)